UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 4, 2012

Birch Branch, Inc.

(Exact name of registrant as specified in its charter)

Colorado	333-126654	84-1124170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Henan Shuncheng Group Coal Coke Co., Ltd.

Henan Province, Anyang County, Cai Cun Road Intersection, Henan Shuncheng Group Coal Coke Co.,

Ltd. (New Building), China 455141

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:	+86 372 323 7890

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On December 3, 2012, Mr. Lei Wang submitted to Birch Branch, Inc. (the “Company”) his resignation as Chief Financial Officer of the Company, which became effective on December 4, 2012. Mr. Lei Wang stated in his resignation letter that his resignation was not due to any disagreement with the Company.

On December 4, 2012, Mr. Feng Wang was appointed as the new Chief Financial Officer of the Company. Mr. Feng Wang will serve as the Chief Executive Officer and Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2012

BIRCH BRANCH, INC.

By:	/s/ Feng Wang
	Name:	Feng Wang
	Title:	Chief Executive Officer